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                                                                EXHIBIT 10.7(e)

                            PROMISSORY NOTE




$425,000.00                              Date: January 15, 1998


Compressent Corporation hereby promises to pay $425,000.00 to Mr. Ted Cooper at P.O. Box 36007, San Jose, CA 95158 on demand or within thirty (30) days with interest rate at 15% per annum.

Compressent Corporation hereby agree to pay the commitment fee of four percent (4%) of the amount lent to the Company prior to February 15, 1998.

Compressent Corporation hereby agrees to issue 100,000 warrants to purchase 100,000 shares of Common Stock at $6.25 per share for period of three years.


/s/ WON-GIL CHOE                         /s/ EDWARD T. KALINOSKI
-----------------------                  --------------------------------
Won-Gil Choe                             Edward T. Kalinoski
Chief Executive Officer                  Member of the Board of Director
Compressent Corporation                  Compressent Corporation